EXHIBIT 10.7

Hangzhou Bank Limited
Loan Contract

Borrower (Party A): Zhejiang Wonder Computer Training school
Address: No.2 xiyuan wu road, xihu kejiyuan, Hangzhou city
Legal representative: Xie Chungui
Tel: 81958344

Lender (Party B): Hangzhou Bank Limited
Address:
Legal representative:
Tel:              Postcode:

After careful investigation, Party B accepts Party A’s loan application and agrees to extend a loan. In accordance with Contract Law of People's Republic of China, Guaranty Law of People's Republic of China and Property Law of People's Republic of China, Party A and Party B agree to sign this contract to make clear both parties’ respective rights and obligations.

Article 1—The type of loan: refer to Article XX (1)

Article 2—Loan currency and loan amount: refer to Article XX (2)

Article 3—Loan use: refer to Article XX (3)

Article 4— Loan term: refer to Article XX (4)

Before the deadline of repayment, Party A should leave enough money in bank account for Party B to recall the loan.

The actual beginning day and ending day depends on the loan receipt, which is part of the contract and with the same legal effect.

Article 5—Loan interest rate: refer to Article XX (5)

Article 6—If Party A pays back the loan in advance, Party B has the right to get the loan interest according the loan interest rate in this contract and the actual loan term.

Article 7—If Party A wants to prolong the loan term for some reason, Party A should make an application and sigh defer payment written contract with Party B before the deadline of loan repayment.

Article 8—The loan and relative debt include the principal loan, loan interest, default interest, penalty, compensation and all other fees used to realize creditor’s rights.

Article 9—If the loan in this contract needs a guarantee, he should be recognized and sigh guaranty contract with the bank, which has the same legal effect with this contract.

Article 10—Transfer Money and Deduct Money

(1)	Party A authorizes Party B to transfer the loan into the bank account agreed in Article XX (6)

(2)
If Party A doesn’t repay the loan principal and interest on schedule, Party B has the right to deduct Party B’s equivalent amount money in other banks to compensate, without need to inform Party A in advance.

Article 11—Overdue and Appropriation

(1)	If Party A does not use the loan in the right way that both parities agreed, Party B will impose appropriated loan interest, which is 200% f the agreed interest rate.

(2)	If Party A does not use the loan in the right way that both parities agreed, Party B will impose appropriated loan interest, which is 200% f the agreed interest rate.

(3)	If Party A does not pay the loan on time and does not use the loan in the right way, Party B will impose appropriated loan interest.

(4)	If Party A does not pay the interest on time, Party B will impose compound interest to the overdue interest.

(5)	If there is interest rate adjustment, overdue loan interest and appropriated loan interest will adjust accordingly.

(6)	If Party B informs the loan becomes due in advance, Party A should pay the default interest from the day of Party B’s information.

Article 12—Breach of the contract and Bank’s measures

Breach of the contract and Bank’s measures

If anything happens such as following, Party A is regarded to violate the contract.

(1)	Party A conceal the truth of financial condition, with bad state of operation

(2)	Party A provides false information and has fraudulent conduct in the loan application process.

(3)	Party A does not use the loan in the right way both parties agreed in the contract.

(4)
Without Party B’s approval, Party A carry out any kind of such enterprise transformations as spin-offs, merger, combination, joint venture with foreigners, contract operation, restructuring, transfer to paid-in capital, planning to listing and so on.

(5)
Party A changes its business registration contents, such as company name, legal representative, address, business scope, registered capital, shareholders structure, without noticing Party B in seven days after the change.

(6)	Party A evades taxes; Party A’s license is revoked.

(7)	Party A terminates its operation, dismiss the company or bankrupts.

(8)	Party A signs another contract with others that endangers Party B’s interests.

(9)	Party A’s legal representative is involved in significant lawsuit, arbitration and other criminal cases.

(10)	Party A does not repay the loan principal and the interest on time as scheduled.

(11)	Party A had other debts in other financial institutions

(12)	Party A violates other contracts signed by Party A with Party B or Party B’s other institutions.

(13)	Warrantor violates guaranty contract or other contracts signed by warrantor with Party B or Party B’s other institutions.

(14)	Party A has bad credit records in People’s Bank of China or China Banking Regulatory Commission.

(15)	Party A can not provide new approved warrantor if risk rises from the previous warrantor.

(16)	There happen other things that would have adverse effect on Party A or warrantor’s debt paying ability.

If the above things happen, Party B has the right to take the following measures.

(1)	Party B asks Party A and its warrantor to correct the violation within a definite time.

(2)	Party B terminates a part of or the entire loan that has not been provided.

(3)	Party B will recall the granted loan in advance; ask Party A to pay off the debts in time.

(4)	Without prior notification, Party B can acquire Party A’s equivalent amount money in other banks to pay the debt.

(5)	Party B asks warrantor to take the responsibility of warranty.

(6)	Party B can take other necessary measures to recall the loan.

Article 13—Party B has the right to supervise Party A’s financial condition, and Party A has the responsibility to provide the relevant materials. Party B should keep secret the debts, finance, operation of Party A.

Article 14—Party B should collect the interest according to this contract, or be responsible for the violation if it causes adverse effect on Party A.

Article 15—Loan should be granted on such conditions as following:

(1)	This contract becomes effective.

(2)	Warranty contract comes into force.

(3)	There is not any violation thing in the Article XII.

(4)	Other conditions regulated in Law or agreed by both parities.

Party B should grant the loan in 10 working days after the above conditions effective.

Article 16—Dispute Settlement

For all the disputes and differences relevant, the parties can try to settle them through friendly consultation or take a legal action in court of Party B’s region.

Article 17—Effectiveness and Termination

This agreement shall become effective as of the date when it is signed by both parties and invalid when Party A pays off its debts.

Article 18—Duplicates

This contract shall be served in more than 3 copies, with parties, warrantor, and public notary office holding each one, each with the same legal effect.

Article 19—Other agreement

(1)	Without Party B’s written approval, Party A can not transfer the rights and obligations to the third party.

(2)	If the loan is conducted by Party B’s other institution on a commission basis for business necessity, Party A should agree it.

(3)	If both parties’ contact information changes, both parties should inform each other.

(4)	Refer to Article XX (7)

Article 20— The explanation to the relevant articles in the contract

(1)	The explanation to Article 1

The type of loan: circulating fund loan

(2)	The explanation to Article 2

Loan currency: China Yuan

Loan amount: CNY 3 million

(3)	The explanation to Article 3

Loan use: working capital turnover

(4)	The explanation to Article 4

Loan term: From September 3, 2009 to September 2, 2010.

Payment method: Pay off the matured principal amount of the loan at one time; interest is to be paid quarterly on 20th of the ending month of each quarter.

(5)	The explanation to Article 5

The loan interest rate: The loan goes with a fixed rate in the loan term, with monthly interest rate of 4.105 ‰.

(6)	The explanation to Article 10

Party A authorizes Party B to transfer the loan into: Account name: Zhejiang Wonder Computer Training School; Account number: 78918100059154.

(7)	The explanation to Article 19

None

Party A (seal)	Legal representative (signature): Xie Chungui

Party B (seal)	Legal representative (signature)

September 3, 2009